                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            Not applicable


                       DONALDSON, LUFKIN & JENRETTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

              1-6862                                  13-1898818
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    (Commission File Number)                       (I.R.S. Employer
                                                  Identification No.)

  277 Park Avenue, New York, New York                    10172
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(Address of principal executive office)               (Zip Code)

       Registrant's telephone number, including area code: (212) 892-3000

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Item 5. Other Events
--------------------

     Selected Consolidated Financial Data for each of the years in the five-year period ended December 31, 1998; the consolidated financial statements of Donaldson, Lufkin & Jenrette, Inc. and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, together with the related notes and the report of KPMG LLP, independent certified public accountants; and Management's Discussion and Analysis of Results of Operations for the years ended December 31, 1998 and 1997 are filed as an exhibit hereto and incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (c) Exhibit
         -------

 Exhibit 23    Consent of KPMG LLP.

 Exhibit 99 Selected Consolidated Financial Data for each of the years in the five-year period ended December 31, 1998; the consolidated financial statements of Donaldson, Lufkin & Jenrette, Inc. and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, together with the related notes and the report of KPMG LLP, independent certified public accountants; and Management's Discussion and Analysis of Results of Operations for the years ended December 31, 1998 and 1997.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Donaldson, Lufkin & Jenrette, Inc.


                                                 /s/ Anthony F. Daddino
                                          -------------------------------------
                                          Anthony F. Daddino
                                          Executive Vice President and
                                            Chief Financial Officer


March 16, 1999

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                                 EXHIBIT INDEX



                                                                 Sequentially
Exhibit                                                            Numbered
Number                            Exhibit                            Page
------                            -------                            ----

 23        Consent of KPMG LLP.

 99 Selected Consolidated Financial Data for each of the years in the five-year period ended December 31, 1998;
           the consolidated financial statements of Donaldson, Lufkin & Jenrette, Inc. and subsidiaries as of December
           31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, together with the related notes and the report of KPMG LLP, independent certified public accountants; and Management's Discussion and Analysis of Results of Operations for the years ended December 31, 1998 and 1997.